UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2023, in connection with responding to the new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the bylaws of Smith & Wesson Brands, Inc., a Nevada corporation (the “Company”), the board of directors of the Company (the “Board”) approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), which are effective immediately.

Among other things, the amendments effected by the Amended and Restated Bylaws:

•

Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors made in connection with annual and special meetings of stockholders by, including, without limitation:

•

Adding a requirement that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•

Clarifying that, unless required by applicable law, if, after such stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails either to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act or to provide documentation reasonably satisfactory to the Company that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act (upon request by the Company), then such nomination will be disregarded and no vote on such nominee proposed by such stockholder will occur;

•

Requiring that a stockholder promptly update and supplement its notice, if necessary, so that the information provided or required to be provided in such notice is true, correct, and complete in all material respects (including disclosure of all material facts necessary to make the statements made, in light of the circumstances under which they were made not misleading);

•	Providing that the number of nominees proposed by stockholders submitting a nomination notice may not exceed the number of directors to be elected at the relevant meeting of stockholders; and

•	Requiring that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (white is reserved for exclusive use by the Board).

•

Add an exclusive forum provision providing that unless the Company consents in writing to the selection of an alternative forum, the state and federal courts in Nevada shall be the sole and exclusive forum for certain legal actions and proceedings (the “Exclusive Forum Provision”); and

•	Make various other updates, including technical, ministerial and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K, and is incorporated herein by reference.

Although the Amended and Restated Bylaws became effective immediately and stockholder approval is not required to adopt the Exclusive Forum Provision, the Board intends to seek stockholder ratification of the Exclusive Forum Provision at the Company’s 2023 annual meeting of stockholders. The Board determined that the adoption of the Exclusive Forum Provision is in the best interests of the Company and its stockholders after considering a number of potential benefits from having intra-corporate disputes litigated in Nevada, where the Company is incorporated and whose laws govern such disputes. For example, the Exclusive Forum Provision should reduce litigation costs by avoiding duplicative stockholder derivative lawsuits in more than one forum; increase outcome predictability since multiple forums may produce inconsistent results; provide a streamlined, efficient and organized process for resolving particular disputes; and ensure that disputes concerning the Company’s governance and internal affairs proceed in a forum consisting of judges who are more experienced with Nevada’s statutes and relevant case law.

Safe Harbor Statement

Certain statements contained in this report may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, among others, that (i) the Board intends to seek stockholder ratification of the Exclusive Forum Provision at the Company’s 2023 annual meeting of stockholders and (ii) the Exclusive Forum Provision should reduce litigation costs by avoiding duplicative stockholder derivative lawsuits in more than one forum; increase outcome predictability since multiple forums may produce inconsistent results; provide a streamlined, efficient and organized process for resolving particular disputes; and ensure that disputes concerning the Company’s governance and internal affairs proceed in a forum consisting of judges who are more experienced with Nevada’s statutes and relevant case law. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of lawsuits; the state of the U.S. economy in general and the firearm industry in particular; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.

3.1	Amended and Restated Bylaws, dated February 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: March 3, 2023	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

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